UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

General Treasury and Agency Money Market Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

General Treasury and Agency Money Market Fund

SEMIANNUAL REPORT

May 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

General Treasury and Agency Money Market Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for General Treasury and Agency Money Market Fund, covering the six-month period from December 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last month of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Markets were further supported by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final month of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 roiled markets during the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-asset prices recovered some of their prior losses, as investors turned their attention toward a possible economic recovery. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through May 31, 2020, as provided by Thomas Riordan, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended May 31, 2020, General Treasury and Agency Money Market Fund, Inc.’s Class A shares produced an annualized yield of 0.50%, Class B shares yielded 0.36%, and Dreyfus Class shares yielded 0.62%. Taking into account the effects of compounding, the fund’s Class A shares, Class B shares and Dreyfus Class shares produced annualized effective yields of 0.50%, 0.36% and 0.62%, respectively.1

Yields of money market instruments declined over the reporting period, as the Federal Reserve Board (the “Fed”) reduced short-term interest rates twice in response to the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. The fund pursues its investment objective by investing only in U.S. Treasury securities, repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a “government money market fund,” as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities and repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash or repurchase agreements collateralized by cash), and typically invests exclusively in such securities.

Economy Shows Signs of Recovery from COVID-19 Pandemic

As global economic growth became increasingly sluggish in 2019, investors became concerned it would threaten U.S. business activity, and late in the year, the Federal Reserve (the “Fed”) implemented three rate reductions. These reductions, which occurred prior to the reporting period, brought the federal funds rate to a range of 1.50%–1.75%.

Other major central banks also shifted to, or continued, stimulative policies. The European Central Bank reduced short-term interest rates and reimplemented quantitative easing, while the Bank of Japan remained accommodative, and China continued to add economic stimulus. Signs of improvement appeared toward the end of 2019, and geopolitical concerns also waned somewhat. The election in the UK resolved the Brexit issue, and a “Phase One” trade deal eased an impasse between the U.S. and China.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the full year, the U.S. economy experienced steady growth, though at a slower pace than in 2018. Gross domestic product (GDP) rose 2.3% in 2019, down from 2.9% for 2018. But with the emergence of COVID-19 early in 2020, the global and the U.S. economies contracted sharply. U.S. GDP declined 5.0% in the first quarter of 2020.

In addition, monthly data suggested that the economic contraction could be greater in the second quarter 2020. Retail sales, which make up a large portion of the economy, declined 19.9% in April 2020 from April 2019 and declined 14.7% from March 2020.

The labor market remained healthy until late in the reporting period. The unemployment rate stayed between 3.5% and 3.7% until March 2020, when it increased to 4.4%. Job growth also remained robust until March 2020, when 1.4 million jobs were lost. In April 2020, job losses continued, amounting to 20.7 million and causing the unemployment rate to jump to 14.7%.

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed or hire them back. It also allowed businesses to use these funds to cover overhead costs.

The Fed also acted to support the economy. In March 2020, it made emergency cuts, reducing the federal funds target to 0.00%-0.25%. The CARES Act also allocated $500 billion to the Fed, mostly for the purchase of securities, and the Fed began purchasing corporate bonds and fixed-income, exchange traded funds. In April 2020, the Fed took additional actions to support the economy and markets, including an expansion of the Paycheck Protection Program Liquidity Facility, which was designed to ease lending to small businesses.

The Fed also intervened in money markets. In addition to restarting the bond-buying program known as quantitative easing, in which it buys Treasuries and mortgage-backed securities, the Fed relaunched the Commercial Paper Funding Facility. This involves direct purchases of commercial paper, thus easing pressures on large corporations that rely on this market to fund operations.

Late in the reporting period, economic activity in the U.S. began to respond to these policy steps. Retail sales rebounded by 17.7% in May 2020 versus the previous month. In addition, job creation surged in May 2020, with new jobs rising by more than 2.5 million, reducing the unemployment rate from 14.7% to 13.3%.

Inflation remained subdued during the reporting period. The core personal consumption expenditure (PCE) index, which excludes volatile food and energy prices, generally stayed near or below the Fed’s 2.0% target.

Federal Reserve Expects Low Rates through 2022

Shortly after the reporting period ended, and following its June 9-10, 2020 meeting, the Fed indicated that it was unlikely to raise interest rates in the near future. Although the Fed expects the U.S. economy to contract in 2020, it anticipates it will rebound in 2021. The Fed expects unemployment to fall significantly by the end of 2020 and to decline further in 2021.

According to Federal Reserve Chair Jerome Powell, “A full recovery is unlikely until people are confident that it is safe to engage in a broad range of activities.”

The COVID-19 virus and the subsequent economic shutdown led to a freezing up of the money markets, but the Fed implemented programs designed to reliquify the financial markets, including the Money Market Liquidity Facility. As always, we have retained our longstanding focus on quality and liquidity.

June 15, 2020

1  Annualized, effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BNY Mellon Investment Adviser, Inc. has no legal obligation to provide financial support to the fund, and you should not expect that BNY Mellon Investment Adviser, Inc. will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General Treasury and Agency Money Market Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class B	Dreyfus Class
Expense paid per $1,000†	$2.55	$3.00	$1.95
Ending value (after expenses)	$1,002.50	$1,001.80	$1,003.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class B	Dreyfus Class
Expense paid per $1,000†	$2.58	$3.03	$1.97
Ending value (after expenses)	$1,022.45	$1,022.00	$1,023.05

†  Expenses are equal to the fund’s annualized expense ratio of .51% for Class A, .60% for Class B and .39% for Dreyfus Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2020 (Unaudited)

U.S. Treasury Bills - 7.8%	Annualized Yield (%)	Principal Amount ($)		Value ($)
6/25/2020 (cost $19,998,533)	0.11	20,000,000	[a]	19,998,533
U.S. Treasury Notes - 15.8%
6/30/2020	1.63	15,000,000		15,000,434
11/30/2020	2.75	25,000,000		25,247,801
Total U.S. Treasury Notes (cost $40,248,235)				40,248,235
U.S. Treasury Floating Rate Notes - 24.4%
6/9/2020, 3 Month U.S. T-BILL +.04%	0.17	10,000,000	[b]	9,999,985
6/9/2020, 3 Month U.S. T-BILL +.05%	0.18	12,000,000	[b]	11,997,047
6/9/2020, 3 Month U.S. T-BILL +.12%	0.25	15,000,000	[b]	15,005,679
6/9/2020, 3 Month U.S. T-BILL +.14%	0.27	10,000,000	[b]	10,004,634
6/9/2020, 3 Month U.S. T-BILL +.15%	0.28	10,000,000	[b]	9,999,485
6/9/2020, 3 Month U.S. T-BILL +.30%	0.43	5,000,000	[b]	5,003,147
Total U.S. Treasury Floating Rate Notes (cost $62,009,977)				62,009,977
Repurchase Agreements - 50.7%
ABN Amro Bank , Tri-Party Agreement thru BNY Mellon, dated 5/29/2020, due at 6/1/2020 in the amount of $30,000,125 (fully collateralized by: original par of $28,337,045, U.S. Treasuries (including strips), 0.13%-3.00%, due 11/15/20-5/15/45, valued at $30,600,001)	0.05	30,000,000		30,000,000
Citigroup Global Markets , Tri-Party Agreement thru BNY Mellon, dated 5/29/2020, due at 6/1/2020 in the amount of $60,000,250 (fully collateralized by: original par of $61,229,700, U.S. Treasuries (including strips), 0.00%-0.00%, due 8/20/20-9/17/20, valued at $61,200,076)	0.05	60,000,000		60,000,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Repurchase Agreements - 50.7% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Credit Agricole CIB , Tri-Party Agreement thru BNY Mellon, dated 5/29/2020, due at 6/1/2020 in the amount of $39,000,162 (fully collateralized by: original par of $34,019,767, U.S. Treasuries (including strips), 0.00%-6.50%, due 7/14/20-2/15/50, valued at $39,780,000)	0.05	39,000,000	39,000,000
Total Repurchase Agreements (cost $129,000,000)			129,000,000
Total Investments (cost $251,256,745)		98.7%	251,256,745
Cash and Receivables (Net)		1.3%	3,266,051
Net Assets		100.0%	254,522,796

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	50.7
U.S. Treasury Securities	48.0
98.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $129,000,000) —Note 1(b)	251,256,745	251,256,745
Cash		2,865,528
Interest receivable		460,401
Receivable for shares of Common Stock subscribed		5,000
		254,587,674
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(c)		49,795
Payable for shares of Common Stock redeemed		14,756
Directors’ fees and expenses payable		327
		64,878
Net Assets ($)		254,522,796
Composition of Net Assets ($):
Paid-in capital		254,525,018
Total distributable earnings (loss)		(2,222)
Net Assets ($)		254,522,796

Net Asset Value Per Share	Class A	Class B	Dreyfus Class
Net Assets ($)	166,431,028	54,590,394	33,501,374
Shares Outstanding	166,432,255	54,591,077	33,501,686
Net Asset Value Per Share ($)	1.00	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2020 (Unaudited)

Investment Income ($):
Interest Income	1,312,582
Expenses:
Management fee—Note 2(a)	679,318
Distribution fees—Note 2(b)	239,128
Shareholder servicing costs—Note 2(c)	91,162
Directors’ fees—Note 2(a,d)	9,480
Total Expenses	1,019,088
Less—reduction in expenses due to undertaking—Note 2(a)	(300,945)
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 2(a)	(9,480)
Net Expenses	708,663
Investment Income—Net, representing net increase in net assets resulting from operations	603,919

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations ($):
Investment Income—Net, representing net increase in net assets resulting from operations	603,919	3,260,029
Distributions ($):
Distributions to shareholders:
Class A	(408,597)	(2,684,221)
Class B	(105,184)	(49,095)
Dreyfus Class	(90,138)	(526,713)
Total Distributions	(603,919)	(3,260,029)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class A	54,637,148	95,331,563
Class B	321,328,470	127,802,994
Dreyfus Class	60,554,871	119,589,739
Distributions reinvested:
Class A	399,815	2,647,992
Class B	100,902	48,351
Dreyfus Class	87,574	449,481
Cost of shares redeemed:
Class A	(50,335,391)	(118,138,554)
Class B	(288,557,914)	(106,171,726)
Dreyfus Class	(47,068,047)	(132,121,707)
Increase (Decrease) in Net Assets from Capital Stock Transactions	51,147,428	(10,561,867)
Total Increase (Decrease) in Net Assets	51,147,428	(10,561,867)
Net Assets ($):
Beginning of Period	203,375,368	213,937,235
End of Period	254,522,796	203,375,368

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

						One Month
Six Months Ended						Ended	Year Ended
Class A Shares	May 31, 2020	Year Ended November 30,				November 30,	October 31,
(Unaudited)		2019	2018	2017	2016	2015[a]	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.016	.011	.002	.000[b]	.000[b]	.000[b]
Distributions:
Dividends from investment income—net	(.003)	(.016)	(.011)	(.002)	(.000)[b]	(.000)[b]	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.25[c]	1.58	1.08	.23	.01	.00[c,d]	.00[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[e]	.71	.71[f]	.71	.72	.74[e]	.71
Ratio of net expenses to average net assets	.51[e]	.70	.70	.64	.34	.09[e]	.08
Ratio of net investment income to average net assets	.49[e]	1.58	1.07	.21	.01	.00[d,e]	.00[d]
Net Assets, end of period ($ x 1,000)	166,431	161,729	181,888	188,047	246,191	162,028	170,252

a The fund has changed its fiscal year end from October 31 to November 30.

b Amount represents less than $.001 per share.

c Not annualized.

d Amount represents less than .01%.

e Annualized.

f The ratio has been corrected due to immaterial correction within the November 31, 2018 shareholder report which reflect total expense ratio of .76.

See notes to financial statements.

Six Months Ended
Class B Shares	May 31, 2020	Year Ended November 30,
(Unaudited)		2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.013	.008	.001	.000[b]
Distributions:
Dividends from investment income—net	(.002)	(.013)	(.008)	(.001)	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.18[c]	1.33	.82	.08	.01[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.96	.96[e]	.96	.97[d]
Ratio of net expenses to average net assets	.60[d]	.95	.95	.85	.36[d]
Ratio of net investment income to average net assets	.29[d]	.95	.82	.11	.01[d]
Net Assets, end of period ($ x 1,000)	54,590	21,720	40	40	40

a From January 4, 2016 (commencement of initial offering) to November 30, 2016.

b Amount represents less than $.001 per share.

c Not annualized.

d Annualized.

e The ratio has been corrected due to immaterial correction within the November 31, 2018 shareholder report which reflect total expense ratio of 1.01.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

						One Month
Six Months Ended		Year Ended				Ended	Year Ended
Dreyfus Class Shares	May 31, 2020	November 30,				November 30,	October 31,
(Unaudited)		2019	2018	2017	2016[a]	2015[b]	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.018	.013	.004	.000[c]	.000[c]	.000[c]
Distributions:
Dividends from investment income—net	(.003)	(.018)	(.013)	(.004)	(.000)[c]	(.000)[c]	(.000)[c]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.31[d]	1.78	1.28	.39	.01	.00[d,e]	.00[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[f]	.51	.51[g]	.51	.51	.54[f]	.51
Ratio of net expenses to average net assets	.39[f]	.50	.50	.49	.33	.10[f]	.08
Ratio of net investment income to average net assets	.55[f]	1.81	1.07	.40	.01	.00[e,f]	.00[e]
Net Assets, end of period ($ x 1,000)	33,501	19,927	32,009	112,851	103,013	203,084	175,995

a On April 15, 2016, Class R shares were redesignated as Dreyfus Class shares.

b The fund has changed its fiscal year end from October 31 to November 30.

c Amount represents less than $.001 per share.

d Not annualized.

e Amount represents less than .01%.

f Annualized.

g The ratio has been corrected due to immaterial correction within the November 31, 2018 shareholder report which reflect total expense ratio of .56.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

General Treasury and Agency Money Market Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 1 billion shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B and Dreyfus Class. Class A and Class B shares are designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer, financial adviser or Retirement Plan.  Both Class A and Class B shares bear a Rule 12b-1 Distribution Plan fee.  Class B shares also bear a Shareholder Services Plan fee.  Dreyfus Class shares are sold to any investor and bear no Distribution Plan or Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	251,256,745
Level 3 - Significant Unobservable Inputs	-
Total	251,256,745
† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $2,222 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2019. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2019 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At May 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, Shareholder Services Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the periods ended May 31, 2020, fees reimbursed by the Adviser amounted to $9,480.

The Adviser has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $300,945 during the period ended May 31, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Class A shares are currently limited by the Board to .20%) attributable to Class A shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Class A shares and Class B shares. During the period ended May 31, 2020, Class A shares and Class B shares were charged $166,198 and $72,930, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents with respect to these services. During the period ended May 31, 2020, Class B shares were charged $91,162, pursuant to the Shareholder Services Plan.

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Service Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $110,877, Distribution Plan fees of $38,436 and Shareholder Service Plan fees of $12,773, which are offset against an expense reimbursement currently in effect in the amount of $112,291.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of retail no-load U.S. Treasury money market funds (the “Performance Group”) and with a broader group of retail U.S. Treasury money market funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of retail no-load U.S. Treasury money market funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance (i.e., before fees and expenses) was at or above the Performance Group median and the Performance Universe median for all periods (best performance in the Performance Group for the four-year period) except the two-year period when it was one basis point below median, and the fund’s net total return performance (i.e., including the effect of fees and expenses) was below the Performance Group median and/or Performance Universe median for all periods. The Board considered the relative proximity of the fund’s net total return performance to the Performance Group and Performance Universe medians in certain periods when performance was below median.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee and the fund’s actual management fee and total expenses were above the Expense Group medians and the Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s gross total return performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

General Treasury and Agency Money Market Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DUIXX Class B: DABXX Dreyfus Class: DUTXX

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0326SA0520

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:       /s/Renee LaRoche-Morris

             Renee LaRoche-Morris

             President (Principal Executive Officer)

Date:    July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:   July 27, 2020

By:     /s/ James Windels

           James Windels

           Treasurer (Principal Financial Officer)

Date:  July 24, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)